THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   Lincoln National Variable Annuity Account C

                                    eAnnuity

                         Supplement dated March 5, 2007


Effective with the close of business on March 23, 2007, the Delaware Global Bond Series ("Global Bond"), a series of the Delaware VIP Trust, will be liquidated and dissolved, and will no longer be available as an investment option under your variable annuity contract. You must transfer all money out of Global Bond and into another series within your contract prior to March 22, 2007. If you do not transfer your money out of Global Bond prior to the liquidation, your money will be transferred to the Lincoln VIP Money Market Fund.




                Please keep this Supplement for future reference.